PART C


ITEM 24.   Financial Statements and Exhibits

(a) Financial Statements for the Rightime Fund, Inc.:

      (1)   Statement of Net Assets - October 31, 1996
      (2)   Statement of Operations for the year ended October 31, 1996
      (3)   Statement of Charges in Net Assets for the year ended
October 31, 1996
      (4)   Financial Highlights September 17, 1985 to October 31, 1996.
      (5)   Report of Independent Accountants dated December 2, 1996.
      (6)   Notes to Financial Statements.

      All Financial Statements referred to above are contained in the Registrant's Annual Report to Shareholders, which is incorporated by reference in the Statement of Additional
Information.

(b)    Exhibits:

(1) (a)   Articles of Incorporation of Registrant
          (Exhibit to Form N 1A filed 2/19/85; filed via
          EDGAR in PE#22 on 3/1/97);

         (b)   Articles Supplementary establishing The Rightime
               Government Securities Fund
               (Exhibit to Post effective Amendment No. 4 to Form N 1A; filed via EDGAR in PE#22 on 3/1/97);

         (c) Articles Supplementary establishing The Rightime Blue Chip Fund (Exhibit to Post effective Amendment
               No. 7 to Form N 1A; filed via EDGAR in PE#22 on
               3/1/97);

         (d) Articles Supplementary establishing The Rightime Growth Fund (Exhibit to Post effective Amendment No. 11 to Form N 1A; filed via EDGAR in PE#22 on 3/1/97);

         (e) Articles Supplementary establishing The Rightime Social Awareness Fund
               (Exhibit to Post effective Amendment No. 13 to Form N 1A; filed via EDGAR in PE#22 on 3/1/97);

         (f)   Articles Supplementary establishing The Rightime MidCap
               Fund
               (Exhibit to Post-effective Amendment No. 16 to Form N-1A; filed via EDGAR in PE#22 on 3/1/97):

(2) Bylaws of Registrant
               (Exhibit to Form N 1A filed 2 19-85; filed via EDGAR in PE#22 on 3/1/97);

(3)    Not applicable;

(4) (a) Specimen of capital stock certificate of The Rightime Series of Registrant (Exhibit to
          Post effective Amendment No. 2 to Form N 1A);

         (b) Specimen of capital stock certificate of The Rightime Government Securities Series (Exhibit to Post effective Amendment No. 4 to Form N 1A);

         (c) Specimen of capital stock certificate of The Rightime Blue Chip Fund Series (Exhibit to Post effective
               Amendment No. 7 to Form N 1A);

         (d) Specimen of capital stock certificate of The Rightime Growth Fund Series (Exhibit to Post effective
               Amendment No. 11 to Form N 1A);

         (e) Specimen of capital stock certificate of The Rightime Social Awareness Fund (Exhibit to Post effective
               Amendment No. 13 to Form N 1A);

         (f) Specimen of capital stock certificate of The Rightime MidCap Fund (Exhibit to Post-effective Amendment
               No. 16 to Form N-1A);

(5) (a)   Investment Advisory Agreement between the
          Registrant and Rightime Econometrics, Inc. on behalf of The Rightime Series (Exhibit to Form N
          1A filed 2/19/85; filed via EDGAR in PE#22 on 3/1/97);

         (b) Investment Advisory Agreement between the Registrant and Rightime Econometrics, Inc. on behalf of The
               Rightime Government Securities Series (Exhibit to Post effective Amendment No. 4 to Form N 1A;
               filed via EDGAR in PE#22 on 3/1/97);

         (c) Investment Advisory Agreement between the Registrant and Rightime Econometrics, Inc. on behalf of The
               Rightime Blue Chip Fund Series (Exhibit to Post effective Amendment No. 7 to Form N 1A; filed via EDGAR in PE#22 on 3/1/97);

         (d) Investment Advisory Agreement between the Registrant and Rightime Econometrics, Inc. on behalf of The
               Rightime Growth Fund Series (Exhibit to Post effective Amendment No. 11 to Form N 1A);

         (e) Investment Advisory Agreement between the Registrant and Rightime Econometrics, Inc. on behalf of The
               Rightime Social Awareness Fund (Exhibit to Post effective Amendment No. 13 to Form N 1A; filed via EDGAR in PE#22 on 3/1/97);

         (f) Investment Advisory Agreement between the Registrant and Rightime Econometrics, Inc. on behalf of The
               Rightime MidCap Fund (Exhibit to Post-effective
               Amendment No. 16 to Form N-1A; filed via EDGAR in PE#22 on 3/1/97);

(6) (a) Distribution Agreement between Registrant and Lincoln Investment Planning, Inc. on behalf of The Rightime Series (Exhibit to Pre effective
          Amendment No. 1 to Form N 1A; filed via EDGAR in
          PE#22 on 3/1/97);

         (b) Distribution Agreement between Registrant and Lincoln Investment Planning, Inc. on behalf of The
               Rightime Government Securities Series (Exhibit to Post effective Amendment No. 4 to Form N 1A;
               filed via EDGAR in PE#22 on 3/1/97);

            (i) Amended Distribution Agreement between Registrant and Lincoln Investment Planning, Inc. for the
                  Rightime Government Securities Series
                  (Exhibit to Post effective Amendment No. 9 to Form N 1A);*

         (c) Distribution Agreement between Registrant and Lincoln Investment Planning, Inc. on behalf of The
               Rightime Blue Chip Fund Series (Exhibit to Post effective Amendment No. 7 to Form N 1A; filed via EDGAR in PE#22 on 3/1/97);

         (d) Distribution Agreement between Registrant and Lincoln Investment Planning, Inc. on behalf of The
               Rightime Growth Fund (Exhibit to Post effective
               Amendment No. 11 to Form N 1A);

         (e) Distribution Agreement between Registrant and Lincoln Investment Planning, Inc. on behalf of The
               Rightime Social Awareness Fund (Exhibit to Post effective Amendment No. 13 to Form N 1A; filed via EDGAR in PE#22 on 3/1/97);

         (f) Distribution Agreement between Registrant and Lincoln Investment Planning, Inc. on behalf of The
               Rightime MidCap Fund (Exhibit to Post-effective
               Amendment No. 16 to Form N-1A; filed via EDGAR in PE#22 on 3/1/97);

(7) Not applicable;

(8) (a) Custody Agreement between the Registrant and First Pennsylvania Bank, N.A. on behalf of The Rightime Series. (Exhibit to Form N 1A filed 2/19/85);

         (b) Custody Agreement between the Registrant and Investors Fiduciary Trust Company on behalf of The
               Rightime Government Securities Series. (Exhibit to Post effective Amendment No. 4 to Form N 1A);

         (c)   Custody Agreement between the Registrant and First
               Pennsylvania Bank, N.A. on behalf of The
               Rightime Blue Chip Fund Series (Exhibit to Post effective Amendment No. 7 to Form N 1A);

         (d) Custody Agreement between Registrant and Philadelphia National Bank for custodial services (Exhibit to Post effective Amendment No. 11 to Form N 1A filed via EDGAR in PE#22 on 3/1/97);

         (e) Amendment to Custodian Agreement (Exhibit to Post effective Amendment No. 13 to Form N 1A filed via EDGAR in PE#22 on 3/1/97);

         (f) Amendment to Custodian Agreement (Exhibit to Post-effective Amendment No. 16 to Form N-1A filed via EDGAR in PE#22 on 3/1/97);

      (9)   (a)   (i)   Transfer Agency Agreement between the Registrant
                        and First Pennsylvania Bank, N.A. on
                        behalf of The Rightime Series. (Exhibit to Form N 1A filed 2/19/85);


            (ii) Amendment to the Transfer Agency Agreement (Exhibit to Post effective Amendment No. 2 to Form
                   N-1A);

         (b) Transfer and Dividend Disbursing Agency Agreement between the Registrant and Lincoln Investment Planning
               (Exhibit to Post-Effective Amendment No. 4 to
               Form N-1A; filed via EDGAR in PE#22 on 3/1/97);

         (c) Administration Agreement between Registrant and Rightime Administrators, Inc. on behalf of The Rightime
               Series (Exhibit to Pre effective Amendment No. 1 to Form N 1A filed via EDGAR in PE#22 on 3/1/97);

         (d) Administration Agreement between Registrant and Rightime Administrators, Inc. on behalf of The Rightime
               Government Securities Series (Exhibit to Post effective Amendment No. 4 to Form N 1A filed via
               EDGAR in PE#22 on 3/1/97);

         (e) Administration Agreement between Registrant and Rightime Administrators, Inc. on behalf of The Rightime
               Blue Chip Fund series (Exhibit to Post effective
               Amendment No. 7 to Form N 1A filed via EDGAR in
               PE#22 on 3/1/97);

         (f) Administration Agreement between Registrant and Rightime Administrators, Inc. on behalf of The Rightime
               Growth Fund (Exhibit to Post effective Amendment
               No. 11 to Form N 1A);

         (g) Administration Agreement between Registrant and Rightime Administrators, Inc. on behalf of The Rightime
               Social Awareness Fund (Exhibit to Post effective
               Amendment No. 13 to Form N 1A filed via EDGAR in
               PE#22 on 3/1/97);

         (h) Administration Agreement between Registrant and Rightime Administrators, Inc. on behalf of The Rightime
               MidCap Fund, Inc.  (Exhibit to Post-effective
               Amendment No. 16 to Form N-1A filed via EDGAR in
               PE#22 on 3/1/97);

         (i) Services Agreement between Rightime Administrators, Inc. and Lincoln Investment Planning, Inc. (Exhibit to Form N 1A filed 2/19/85); (to be filled by amendment);

         (j)   Accounting Services Agreement between Rightime
               Administrators, Inc. and First Pennsylvania
               Bank, N.A. (Exhibit to Post effective Amendment
               No. 2 to Form N 1A);.

         (k) Amendment of the Accounting Services Agreement (Exhibit to Post effective Amendment No. 2 to Form N-1A);

         (l) Accounting Servicer (1) agreement between the Registrant and Lincoln Investment Planning (To be filed by amendment).

      (10) Opinion of Stradley, Ronon, Stevens & Young, LLP for the Registrant filed with its Rule 24f 2 Notice on or about December 30, 1996;*

      (11)   Consent of the Auditors;

      (12)   Not applicable;

      (13)   Undertaking of the initial shareholders
             (Exhibit to Pre effective Amendment No. 1 to Form N 1A);

      (14)   Not Applicable;

      (15)   (a)   12b-1 Plan regarding:  The Rightime Series (Exhibit
                   to Form N 1A filed 2/19/85; filed; via EDGAR in PE#22 on 3/1/97);

         (b)   Amendment No. 1
               (Exhibit to Post-effective Amendment No. 15 to Form N-1A; filed via EDGAR in PE#22 on 3/1/97);

         (c) 12b-1 Plan regarding: The Rightime Government Securities Series (Exhibit to Post effective Amendment No.
               4 to Form N 1A; filed via EDGAR in PE#22 on
               3/1/97);

         (d)   Amendment No. 1
               (Exhibit to Post-effective Amendment No. 15 to Form N-1A; filed via EDGAR in PE#22 on 3/1/97);

         (e) 12b-1 Plan regarding: The Rightime Blue Chip Fund Series (Exhibit to Post effective Amendment No. 7 to
               Form N 1A; filed via EDGAR in PE#22 on 3/1/97);

         (f)   Amendment No. 1
               (Exhibit to Post-effective Amendment No. 15 to Form N-1A; filed via EDGAR in PE#22 on 3/1/97);

         (g) 12b-1 Plan regarding: The Rightime Growth Fund Series (Exhibit to Post Effective Amendment No.11 to
               Form N 1A; filed via EDGAR in PE#22 on 3/1/97);

         (h)   Amendment No. 1
               (Exhibit to Post-effective Amendment No. 15 to Form N-1A; filed via EDGAR in PE#22 on 3/1/97);

         (i) 12b-1 Plan regarding: The Rightime Social Awareness Fund Series (Exhibit to Post effective Amendment No.
               13 to Form N 1A; filed via EDGAR in PE#22 on
               3/1/97);

         (j)   Amendment No. 1
               (Exhibit to Post-effective Amendment No. 15 to Form N-1A; filed via EDGAR in PE#22 on 3/1/97);

         (k) 12b-1 Plan regarding: The Rightime MidCap Fund Series (Exhibit to Post-effective Amendment No. 16 to
               Form N-1A; filed via EDGAR in PE#22 on 3/1/97);

      (16)   Schedule for computation of performance quotations  for:
         (a)   The Rightime Series;
         (b)   The Rightime Government Securities Series;
         (c)   The Rightime Blue Chip Fund Series;
         (d)   The Rightime Social Awareness Fund Series; and
         (f)   The Rightime MidCap Fund Series.

      (17)   Financial data schedules for:
         (a)   The Rightime Series;
         (b)   The Rightime Government Securities Series;
         (c)   The Rightime Blue Chip Fund Series;
         (d)   The Rightime Social Awareness Fund Series; and
         (e)   The Rightime MidCap Fund Series.

*Previously filed and incorporated herein by reference.


ITEM 25.   Persons Controlled By or Under Common Control of the
           Registrant
      NONE

ITEM 26.   Number of Holders of Securities
           The number of record holders of each class of securities of the Registrant as of February 26, 1997, is as follows:

         (1)                                              (2)
                                            Number of Record Holders at
      Title of Class                           at February 26, 1997
      --------------                           --------------------
   Common stock $.01 par value:
   The Rightime Fund                                    10,380
   The Rightime Blue Chip Fund                          19,869
   The Rightime Social Awareness Fund                    1,194
   The Rightime MidCap Fund                              6,653
   The Rightime Government Securities Fund               2,628

ITEM 27.   Indemnification
      The Articles and Bylaws of the Registrant, and other instruments by which the Registrant is administered, do not contain any provisions or references to indemnification. The Board of Directors has been advised of the provisions of Sections 17(h) and (i) of the Act, ICA Release Number 11330 and relevant portions of ICA Release number 7221.

      Reference is hereby made to the Maryland Corporations and Associations Annotated Code, Section 2 418 (1983), which contains various provisions authorizing Maryland Corporations to indemnify various persons.

      Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers or persons controlling the Registrant pursuant to the foregoing provisions, the Registrant has been informed that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is therefore unenforceable.

ITEM 28.   Business and Other Connections of Investment Advisor
           The principal business of Rightime Econometrics, Inc. is to provide investment counsel and advice to individual and institutional investors.

ITEM 29.   Principal Underwriters
      (a) Lincoln Investment Planning, Inc., the only principal underwriter of the Registrant, does not act as principal underwriter, depositor or investment advisor to any other investment company.

      (b) Herewith is the information required by the following table with respect to each director, officer or partner of the only underwriter named in answer to Item 21 of Part B:

                                  Position and         Position and
Name and Principal                Officers with        Offices with
Business Address                  Underwriter          Registrant
-------------------               --------------       -------------
Edward S. Forst, Sr.              Director             Vice President
Lincoln Investment                                     and Secretary
  Planning, Inc.
218 Glenside Ave.
Wyncote, PA  19095 1595

Edward S. Forst, Jr.              President/Director      N/A
Lincoln Investment
  Planning, Inc.
218 Glenside Avenue
Wyncote, PA  19095 1595

Karen O'Neill                     Secretary/Director      N/A
Lincoln Investment
  Planning, Inc.
218 Glenside Avenue
Wyncote, PA  19095 1595

Thomas Forst                      Vice President          Assistant
Lincoln Investment                /Director               Secretary
  Planning, Inc.
218 Glenside Avenue
Wyncote, PA 19095 1595

Harry S. Forst                    Treasurer/Director      N/A
Lincoln Investment
  Planning, Inc.
218 Glenside Avenue
Wyncote, PA 29095-1595

Mareillen Forst-Paulus            Director                N/A
Lincoln Investment
  Planning, Inc.
218 Glenside Avenue
Wyncote, PA 29095-1595

Paul S. Mendelson                 Chief Oper. Officer     N/A
Lincoln Investment
  Planning, Inc.
218 Glenside Avenue
Wyncote, PA 29095-1595

James M. Frank                    Chief Legal Officer     N/A
Lincoln Investment
  Planning, Inc.
218 Glenside Avenue
Wyncote, PA 29095-1595

      (c)   Not applicable.


ITEM 30.   Location of Accounts and Records
           Each account, book or other document required to be maintained by Section 31(a) of the 1940 Act and the Rules (17 CFR 270.31a 1 to 31a 3) promulgated thereunder is in the physical possession of:

   Advisor
   Rightime Econometrics, Inc.
   1095 Rydal Road
   Rydal, PA 19046-1711

   Underwriter and Transfer Agent
   Lincoln Investment Planning, Inc.
   218 Glenside Ave.
   Wyncote, PA  19095 1595

   Custodian
   CoreStates Bank, NA
   Broad & Chestnut Sts.
   Philadelphia, PA  19101

ITEM 31.   Management Services
           All management services are covered in the management agreement between the Registrant and Rightime Econometrics, Inc., as discussed in Parts A and B.

ITEM 32.   Undertakings
           Not applicable.

                                SIGNATURES

   Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this amended Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Wyncote, Pennsylvania, on the 26th day of February, 1997.

                                          THE RIGHTIME FUND, INC.


                                          By:David J. Rights
                                          ------------------------
                                             David J. Rights
                                             President


      Pursuant to the requirements of the Securities Act of 1933, this Post Effective Amendment No. 22 to its Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


SIGNATURES                         TITLE                    DATE
----------                         -----                    ----
                              Director, Presi-
                              dent (Principal
                              Executive Offi-
                              cer), and Trea-
                              surer (Principal
                              Financial and
David J. Rights               Accounting Officer)          2/26/97
----------------------                                 ---------------
David J. Rights


Edward S. Forst               Director                     2/26/97
----------------------                                 ---------------
Edward S. Forst, Sr.


                              Director
----------------------                                 ---------------
Francis X. Barrett


                              Director
----------------------                                 ---------------
Winifred L. Tillery


Carole A. Wacker              Director                     2/26/97
----------------------                                 ---------------
Carol A. Wacker

                                EXHIBITS


Item No.

EX27.(b)(17)(a)   Financial data schedule for The Rightime Series

EX27.(b)(17)(b)   Financial data schedule for The Rightime Government
                  Securities Series

EX27.(b)(17)(c)   Financial data schedule for The Rightime Blue Chip
                  Fund Series

EX27.(b)(17)(d)   Financial data schedule for The Rightime Social
                  Awareness Fund series

EX27.(b)(17)(e)   Financial data schedule for The Rightime MidCap Fund
                  series

EX99.(b)(1)(a)      Articles of Incorporation of Registrant
                    (Doc no. 197758.1)

EX99.(b)(1)(b)      Articles Supplementary establishing The Rightime
                    Government Securities Fund
                    (Doc no. 197759.1)

EX99.(b)(1)(c)      Articles Supplementary establishing The Rightime
                    Blue Chip Fund
                    (Doc no. 197760.1)

EX99.(b)(1)(e)      Articles Supplementary establishing The Rightime
                    Social Awareness Fund
                    (Doc no. 197778.1)

EX99.(b)(1)(f)      Articles Supplementary establishing The Rightime
                    MidCap Fund
                    (Doc no. 197780.1)

EX99.(b)(2)      Bylaws of Registrant
                 (Doc no. 197781.1)

EX99.(b)(5)(a)      Investment Advisory Agreement between the
                    Registrant and Rightime Econometrics, Inc. on behalf of The Rightime Series
                    (Doc no. 197790.1)

EX99.(b)(5)(b)      Investment Advisory Agreement between the
                    Registrant and Rightime Econometrics, Inc. on behalf of The Rightime Government Securities
                    Series
                    (Doc no. 197795.1)

EX99.(b)(5)(c)      Investment Advisory Agreement between the
                    Registrant and Rightime Econometrics, Inc. on behalf of The Rightime Blue Chip Fund series
                    (Doc no. 197791.1)

EX99.(b)(5)(e)      Investment Advisory Agreement between the
                    Registrant and Rightime Econometrics, Inc. on behalf of The Rightime Social Awareness Fund series (Doc no. 197793.1)

EX99.(b)(5)(f)      Investment Advisory Agreement between the
                    Registrant and Rightime Econometrics, Inc. on behalf of The Rightime MidCap Fund series (Doc no. 197794.1)

EX99.(b)(6)(a)      Distribution Agreement between Registrant and
                    Lincoln Investment Planning, Inc. on behalf of
                    The Rightime Series
                    (Doc no. 197943.1)

EX99.(b)(6)(b)      Distribution Agreement between Registrant and
                    Lincoln Investment Planning, Inc. on behalf of
                    The Rightime Government Securities Series
                    (Doc no. 197944.1)

EX99.(b)(6)(c)      Distribution Agreement between Registrant and
                    Lincoln Investment Planning, Inc. on behalf of
                    The Rightime Blue Chip Fund Series
                    (Doc no. 197945.1)

EX99.(b)(6)(e)      Distribution Agreement between Registrant and
                    Lincoln Investment Planning, Inc. on behalf of
                    The Rightime Social Awareness Fund series
                    (Doc no. 197947.1)

EX99.(b)(6)(f)      Distribution Agreement between Registrant and
                    Lincoln Investment Planning, Inc. on behalf of
                    The Rightime MidCap Fund series
                    (Doc no. 197948.1)

EX99.(b)(8)(d)      Custody Agreement between the Registrant and
                    Philadelphia National Bank (Doc. no. 198099.1).

EX99.(b)(8)(e)      Amendment to Custody Agreement between the
                    Registrant and Philadelphia National Bank (Doc.
                    no. 198100.1).

EX99.(b)(8)(f)      Amendment to Custody Agreement between the
                    Registrant and Philadelphia National Bank (Doc.
                    no. 198101.1).

EX99.(b)(9)(b)      Transfer Agency Agreement between Registrant and
                    Lincoln Investment Planning (Doc. no. 198098.1)

EX99.(b)(9)(c)      Administration Agreement between Registrant and
                    Rightime Administrators, Inc. on behalf of The
                    Rightime Series (Doc no. 199419.1)

EX99.(b)(9)(d)      Administration Agreement between Registrant and
                    Rightime Administrators, Inc. on behalf of The
                    Rightime Government Securities Fund series (Doc no. 199420.1).

EX99.(b)(9)(e)      Administration Agreement between Registrant and
                    Rightime Administrators, Inc. on behalf of The
                    Rightime Blue Chip Fund series (Doc no.
                    199421.1).

EX99.(b)(9)(g)      Administration Agreement between Registrant and
                    Rightime Administrators, Inc. on behalf of The
                    Rightime Social Awareness Fund series (Doc no.
                    199426.1).

EX99.(b)(9)(h)      Administration Agreement between Registrant and
                    Rightime Administrators, Inc. on behalf of The
                    Rightime MidCap Fund series (Doc no. 199427.1).

EX99.(b)(10)      Opinion of Stradley, Ronon, Stevens & Young, LLP for
                  the Registrant filed with its Rule 24f 2 Notice on or about December 30, 1996;

EX99.(b)(11)      Consent of the Auditors

EX99.(b)(15)(a)   12b-1 Plan regarding The Rightime Series
                  (Doc no. 199622.1)

EX99.(b)(15)(b)   Amendment No. 1 to the 12b-1 Plan regarding The
                  Rightime Series   (Doc
                  no. 199626.1)

EX99.(b)(15)(c)   12b-1 Plan regarding The Rightime Government
                  Securities Series  (Doc no. 199623.1)

EX99.(b)(15)(d)   Amendment No. 1 to the 12b-1 Plan regarding The
                  Rightime Government Securities series (Doc no.
                  199634.1)

EX99.(b)(15)(e)   12b-1 Plan regarding The Rightime Blue Chip Fund
                  Series  (Doc no. 199624.1)

EX99.(b)(15)(f)   Amendment No. 1 to the 12b-1 Plan regarding The
                  Rightime Blue Chip Fund series (Doc no. 199636.1)

EX99.(b)(15)(i)   12b-1 Plan regarding The Rightime Social Awareness
                  Fund series (Doc no. 199625.1)

EX99.(b)(15)(j)   Amendment No. 1 to the 12b-1 Plan regarding The
                  Rightime Social Awareness Fund series (Doc no.
                  199637.1)

EX99.(b)(15)(k)   12b-1 Plan regarding The Rightime MidCap Fund series
                  (Doc no. 199627.1)

EX99.(b)(16)      Schedule for computation of performance quotations

EX99.(b)(19)      Annual Report to Shareholders dated 10/31/96




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